UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019 (March 19, 2019)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2019, SLS Holdings, Inc., a subsidiary of The Scotts Miracle-Gro Company (the “Company”), entered into an agreement (the “Purchase Agreement”), under which it sold to TruGreen Companies L.L.C., a subsidiary of TruGreen Holding Corporation, all of its approximately 30% equity interest in Outdoor Home Services Holdings LLC, a lawn services joint venture between the Company and TruGreen Holding Corporation (the “Joint Venture”).

Under the terms of the Purchase Agreement, the Company received cash proceeds of approximately $234 million. Concurrent with the sale of the equity interests, the Company also received cash proceeds of approximately $18.4 million in connection with the assignment to a third party of debt of the Joint Venture held by the Company.

The Purchase Agreement includes customary representations, warranties and covenants as well as the express continuation of certain rights, obligations and arrangements that were entered into at the time the Joint Venture was formed, including indemnification and other rights and obligations set forth in the Contribution and Distribution Agreement between the Company and TruGreen Holding Corporation entered into in December 2015 with respect to the Joint Venture.

The foregoing description of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8‑K.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1	Purchase Agreement, dated March 19, 2019, among TruGreen Companies L.L.C., TruGreen, Inc., TruGreen LLC, SLS Holdings, Inc. and Outdoor Home Services Holdings LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: March 20, 2019	By: /s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated March 20, 2019
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	Purchase Agreement, dated March 19, 2019, among TruGreen Companies L.L.C., TruGreen, Inc., TruGreen LLC, SLS Holdings, Inc. and Outdoor Home Services Holdings LLC

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